Exhibit 10.1

The Advisory Board Company

2445 M. STREET, NW
WASHINGTON, DC 20037

TELEPHONE 202-266-6696		Robert Musslewhite
FACSIMILE 202-266-6633	February 4, 2010	Chief Executive Officer
Thomas L. Monahan, III
Chairman of the Board and Chief Executive Officer
The Corporate Executive Board Company
1919 North Lynn Street
Arlington, VA 22209

Re:	Collaboration Agreement, dated as of February 6, 2007, by and between The Corporate Executive Board Company and The Advisory Board Company (the “Collaboration Agreement”)
Dear Tom:
     This letter confirms that The Corporate Executive Board Company (“CEB”) and The Advisory Board Company (“ABCO”) have agreed to extend the Initial NP Term and the Initial EC Term (as such terms are defined in the Collaboration Agreement) through February 5, 2012 as contemplated by Sections 3.3(a) and 3.4(a) of the Collaboration Agreement, respectively, effective as of February 4, 2010.
     Please indicate your agreement with the foregoing by signing and returning one copy of this letter to my attention, which shall constitute CEB’s and ABCO’s agreement with respect to the subject matter hereof.

Very truly yours,

Robert W. Musslewhite
Chief Executive Officer
ACCEPTED AND AGREED:
THE CORPORATE EXECUTIVE BOARD COMPANY

By:
Thomas L. Monahan, III
Chairman of the Board and Chief Executive Officer